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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                  JUNE 22, 1998


                                   INTUIT INC.
             (Exact name of Registrant as specified in its charter)


        DELAWARE                     0-21180                   77-0034661
(State of incorporation)      (Commission file no.)         (I.R.S. employer
                                                           identification no.)

                               2535 GARCIA AVENUE
                         MOUNTAIN VIEW, CALIFORNIA 94043
          (Address of principal executive offices, including zip code)

                                 (650) 944-6000
              (Registrant's telephone number, including area code)





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                                    CONTENTS


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
Item 7:  Financial Statements and Exhibits.....................................3

Signatures ....................................................................4
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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(b)               PRO FORMA FINANCIAL INFORMATION

                  Included as Exhibit 99.04 hereto, and incorporated herein by reference, is a copy of the pro forma condensed combining financial information with respect to the acquisition of Lacerte by the Company (the "Acquisition"), which combine the statement of operations of the Company for the year ended July 31, 1997 and the nine months ended April 30, 1998 with the statements of operations of Lacerte for the year ended September 30, 1997 and the nine months ended March 31, 1998, respectively, as if the Acquisition had occurred as of the beginning of the earliest period presented, and the balance sheets of the Company as of April 30, 1998 and of Lacerte as of March 31, 1998, as if the Acquisition had occurred as of April 30, 1998.

(c)               EXHIBITS

                  The following exhibits are filed herewith:

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
                  Number        Description
                  ------        -----------
                   2.01         Asset Purchase Agreement dated as of May 18, 1998 by and
                                between the Company and Lacerte (incorporated by reference to the amendment on Form 8-K/A filed May 19, 1998 to the Current
                                Report of the Company on Form 8-K dated May 18, 1998).

                  23.01         Consent of PricewaterhouseCoopers LLP, Independent Accountants.*

                  99.01         Audited Combined Financial Statements of Lacerte as of March 31,
                                1997 and 1998 and for the years ended March 31, 1996, 1997 and
                                1998. These financial statements are identical to the financial statements of Lacerte filed as exhibit 99.02 to the Company's
                                Current Report on Form 8-K dated May 18, 1998.*

                  99.02         Unaudited condensed combined income statement information of
                                Lacerte for the six month period ended March 31, 1998. These financial statements are identical to the financial statements of Lacerte filed as exhibit 99.03 to the Company's Current
                                Report on Form 8-K dated May 18, 1998.*

                  99.03         Pro forma financial information of the Company and Lacerte.
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* Previously filed.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                   INTUIT INC.

Date:    September 7 , 1998        /s/ Greg Santora
         ------------------        ---------------------------------------------
                                   Greg Santora
                                   Vice President and Chief Financial Officer
                                   (Principal Financial and Accounting Officer)



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                                  EXHIBIT INDEX

Number        Description
------        -----------
 2.01         Asset Purchase Agreement dated as of May 18, 1998 by and
              between the Company and Lacerte (incorporated by reference to the amendment on Form 8-K/A filed May 19, 1998 to the Current
              Report of the Company on Form 8-K dated May 18, 1998).

23.01         Consent of PricewaterhouseCoopers LLP, Independent Accountants.*

99.01         Audited Combined Financial Statements of Lacerte as of March 31,
              1997 and 1998 and for the years ended March 31, 1996, 1997 and 1998. These financial statements are identical to the financial statements of Lacerte filed as exhibit 99.02 to the Company's
              Current Report on Form 8-K dated May 18, 1998.*

99.02 Unaudited condensed combined income statement information of Lacerte for the six month period ended March 31, 1998. These financial statements are identical to the financial statements of Lacerte filed as exhibit 99.03 to the Company's Current
              Report on Form 8-K dated May 18, 1998.*

99.03         Pro forma financial information of the Company and Lacerte.

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* Previously filed.



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